Consolidated Statements of Conprehensive Loss - ABTI Pharma Limited - USD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
A B T I Pharma [Member]
Revenue	$ 0	$ 0
Operating Expenses:
General and administrative	28,838
Professional fees	92,219
Research and development – related party	220,512
TOTAL OPERATING EXPENSES	341,569
LOSS FROM OPERATIONS	(341,569)
Other income (expense)
Interest expense	(1,464)
TOTAL OTHER INCOME (EXPENSE)	(1,464)
Net loss before taxes	(343,033)
Income tax benefit
NET LOSS	(343,033)
Other comprehensive income (loss)
Foreign currency translation adjustment	(14,022)
Comprehensive Loss	$ (357,055)
Net loss per ordinary share, basic and diluted	$ (3,430)
Basic and diluted weighted average ordinary shares outstanding	100	2